November 2015 INVESTOR PRESENTATION

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity securities or debt securities instruments of Vector Group Ltd. (“Vector”, “Vector Group Ltd.” or “the Company”) and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the expectation that the tobacco transition payment program could yield substantial incremental free cash flow. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarterly period ended September 30, 2015, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015 and November 2, 2015 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Pro- forma Adjusted" or "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2

INVESTMENT HIGHLIGHTS & PORTFOLIO =  Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman).  History of strong earnings, and Pro-Forma Adjusted EBITDA has increased from $175.6 million in 2010 (1) to $241.7.0 million for twelve months ended September 30, 2015 (7.0% compounded annually)(2).  Tobacco Adjusted EBITDA of $236.5 million for twelve months ended September 30, 2015(3).  Douglas Elliman, which is a 70.59%-owned subsidiary, produces Pro-Forma Adjusted Revenues of $620 million and Pro- Forma Adjusted EBITDA of $36.0 million for twelve months ended September 30, 2015(4).  Diversified New Valley portfolio of consolidated and non-consolidated domestic and international real estate investments.  Maintains substantial liquidity with cash, marketable securities and long-term investments of $593 million as of September 30, 2015(5) and has no significant debt maturities until February 2019.  20 years of uninterrupted quarterly cash dividends and an annual 5% stock dividend since 1999.  Management team and directors beneficially own approximately 15% of Vector Group.  Perpetual cost advantage over the three largest U.S. tobacco companies – currently worth approximately $160 million annually(6). 3 Overview (1) Vector’s Net income for the year ended December 31, 2010 was $54.1 million. Pro-Forma Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated October 2, 2015 (Table 1) for a reconciliation of Net income to Pro-Forma Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Vector’s Net income for the twelve months ended September 30, 2015 was $62.6 million. Pro-Forma Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on November 2, 2015 Table 3, for a reconciliation of Net income to Pro-Forma Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (3) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated November 2, 2015. (4) Douglas Elliman’s revenues were $619 million and its Net income was $24.4 million for the twelve months ended September 30, 2015. Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated November 2, 2015, for a reconciliation to Revenues of Non-GAAP financial measures and Net Income to Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA (Tables 9 and 10) as well as the Disclaimer to this document on Page 2. (5) Excludes real estate investments. (6) Cost advantage applies only to cigarettes sold below applicable market share exemption.

TOBACCO OPERATIONS 4

LIGGETT GROUP OVERVIEW  Fourth-largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s — Partner Brands – USA, Bronson and Tourney  Consistent and strong cash flow —Tobacco Adjusted EBITDA of $236.5 million for the twelve months ended September 30, 2015(1) —Low capital requirements with capital expenditures of $4.7 million related to tobacco operations for the twelve months ended September 30, 2015 —2014 expiration of the TTPP could yield substantial incremental free cash flow  Approximately $7.1 million based on Liggett’s TTPP payments for the twelve months ended September 30, 2015  Current cost advantage of 64 cents per pack compared to the three largest U.S. tobacco companies expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption currently worth approximately $160 million annually for Liggett and Vector Tobacco 5 (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated November 2, 2015. Please also refer to the Disclaimer to this document on Page 2.

LIGGETT GROUP HISTORY 6 $46 $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $200 $211 $236 1.3% 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 To b ac co A d ju st e d E B IT D A (1) ($ M ill io n s) Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Reports on Form 8-K, dated November 2, 2015, as well as Table 2 to Exhibit 99.2 of the Company’s Current Report on Form 8- K, dated October 2, 2015. D o m e st ic M arke t Sh are 1998 1999 2005 2009 2013 Today Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over three largest U.S. tobacco companies Introduced deep discount brand Liggett Select ,taking advantage of the Company’s cost advantage resulting from the MSA Launched deep discount brand Grand Prix Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase LTM 9/30/15 Introduced deep discount brand Eagle 20’s Liggett focuses on margin enhancement resulting in continued earnings growth with record Tobacco Adjusted EBITDA

TOBACCO LITIGATION AND REGULATORY UPDATES  Liggett led the industry in acknowledging the addictive properties of nicotine while seeking a legislated settlement of litigation  On October 23, 2013, Liggett reached a settlement with approximately 4,900 Engle plaintiffs, which represented substantially all of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in the following 14 years (2015 – 2028) — Approximately 285 Engle progeny plaintiffs remain — There are presently another ten cases under appeal, and the range of loss in these cases is $0 to $26.2 million (plus attorneys’ fees and interest) of which Liggett has secured approximately $12.3 million in outstanding bonds 7 Litigation Regulatory  Since 1998, the MSA has restricted the advertising and marketing of tobacco products  In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale, marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes  Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist.  The TTPP, also known as the tobacco quota buyout, was established in 2004 and expired at the end of 2014 — For the twelve months ended September 30, 2015, Liggett paid $7.1 million under the TTPP

REAL ESTATE OPERATIONS 8

REAL ESTATE OVERVIEW  New Valley, which owns 70.59% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire additional operating companies and real estate properties  New Valley has invested approximately $205 million, as of September 30, 2015, in a broad portfolio of 23 domestic and international real estate investments 9 New Valley Pro-Forma Adjusted EBITDA(1) $20.6M $51.3M $40.2M $29.3M PF2012 PF2013 PF2014 LTM 9/30/2015 New Valley Pro-Forma Adjusted Revenues – LTM September 30, 2015(1) $11M $28M $588M $627M Real Estate Brokerage Commissions Property Management Other (1) New Valley’s revenues were $625.0 million and New Valley’s net income was $16.4 million, $59.4 million, $21.4 million and $14.0 million for the periods presented. Pro-Forma Adjusted EBITDA and Pro-Forma Adjusted Revenues are non- GAAP financial measures. For a reconciliation of Revenues to Pro-Forma Adjusted Revenues and Net income to Pro-Forma Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2) and November 2, 2015 (Exhibit 99.1) and Form 10-Q for the quarterly period ended September 30, 2015 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. New Valley’s Pro-Forma Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Pro-Forma Adjusted EBITDA) of $13.1 million, $12.6 million, $10.4 million and $10.2 million, for the periods presented, respectively.

VECTOR GROUP LTD

# DOUGLAS ELLIMAN REALTY, LLC

- Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and fourth-largest residential brokerage firm in the U.S. in 2014
- Approximately 6,000 affiliated agents and 80 offices in the U.S.
- Alliance with Knight Frank provides a network with 400 offices across 55 countries with 22,000 affiliated agents
- Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries
- Became a consolidated subsidiary in December 2013

## Douglas Elliman Closed Sales – LTM September 30, 2015



Long Island, Westchester, Connecticut
$6.2B
New York City
$12B
Aspen
Los Angeles
South Florida
$2.1B

## Douglas Elliman Closed Sales – LTM September 30, 2015



$11.5B
$11.1B
$12.4B
$14.9B
$18.2B
$21.1B
2010
2011
2012
2013
2014
LTM 9/30/2015

## Douglas Elliman Pro-Forma Adjusted Revenues – LTM September 30, 2015 (1)



Real Estate Brokerage Commissions
Other
Property Management
$4M
$28M
$620M
$588M

## Douglas Elliman Pro-Forma Adjusted EBITDA(1)



$30.9M
$45.7M
$50.7M
$36.0M
PF2012
PF2013
PF2014
LTM 9/30/2015

*(1) Douglas Elliman's Revenues were $618.8M for the twelve months ended September 30, 2015 and Douglas Elliman's net income was $28.9M, $38.1M, $38.4M and $24.4M for the periods presented. Pro-forma Adjusted EBITDA and Pro-forma Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Pro-forma Adjusted EBITDA to net income and Pro-forma Adjusted Revenues to revenues, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2) and November 2, 2015 (Exhibit 99.1) and Form 10-Q for the quarterly period ended September 30, 2015 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2.*

10

NEW VALLEY’S REAL ESTATE INVESTMENTS AT SEPTEMBER 30, 2015 11 87 Park (Miami Beach) Monad Terrace (Miami Beach) Sagaponack (East Hampton) Maryland Portfolio (Baltimore County) The Plaza at Harmon Meadow (New Jersey) West Hollywood Edition (West Hollywood) New York City Investments (see slide 12) Escena Master Planned Community (Palm Springs) Commercial Retail/ Office Assets Apartments/ Condominiums/Hotels Land Development/Real Estate Held for Sale, net Milanosesto Holdings Milan, Italy Hotel Taiwana St. Barthélemy Coral Beach and Tennis Club Bermuda International Investments (1) ST Portfolio (Stamford and Houston) (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - located on page 59 of Vector Group Ltd.’s Form 10-Q for the quarterly period ended September 30, 2015 (Commission File Number 1-5759).

NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1. The Marquand Upper East Side 2. 10 Madison Square Park West Flatiron District/NoMad 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa 6. 357 West Street Greenwich Village 7. PUBLIC Chrystie House Lower East Side 8. The Dutch Long Island City 9. Queens Plaza Long Island City 10. Park Lane Hotel Central Park South 11. 125 Greenwich Street Financial District 12. 76 Eleventh Avenue West Chelsea 12 1 10 4 2 12 9 8 6 5 3 11 7 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - located on page 59 of Vector Group Ltd.’s Form 10-Q for the quarterly period ended September 30, 2015 (Commission File Number 1-5759). (1)

VECTOR GROUP LTD

# NEW VALLEY'S REAL ESTATE SUMMARY AT SEPTEMBER 30, 2015 (1)

(Dollars in thousands)

| | Net cash invested | Cumulative earnings (loss) | Carrying value | Range of ownership per investment | Number of investments |
|---|---|---|---|---|---|
| **Land owned** | | | | | |
| New York City SMSA | $ 12,512 | $ - | $ 12,512 | 100.0% | 1 |
| All other U.S. areas | 1,975 | 8,476 | 10,451 | 100.0% | 1 |
| | $ 14,487 | $ 8,476 | $ 22,963 | | 2 |
| **Condominium and Mixed Use Development** | | | | | |
| New York City SMSA | $ 107,278 | $ 8,433 | $ 115,711 | 5.0% - 49.5% | 11 |
| All other U.S. areas | 18,042 | (346) | 17,696 | 15.0% - 48.5% | 3 |
| | $ 125,320 | $ 8,087 | $ 133,407 | | 14 |
| **Apartments** | | | | | |
| All other U.S. areas | 17,380 | 878 | 18,258 | 7.5% - 16.4% | 2 |
| | $ 17,380 | $ 878 | $ 18,258 | | 2 |
| **Hotels** | | | | | |
| New York City SMSA | $ 23,104 | $ (3,731) | $ 19,373 | 5.0% | 1 |
| International | 13,097 | (2,737) | 10,360 | 17.0% - 49.0% | 2 |
| | $ 36,201 | $ (6,468) | $ 29,733 | | 3 |
| **Commercial** | | | | | |
| New York City SMSA | 5,591 | 47 | 5,638 | 49.0% | 1 |
| | $ 5,591 | $ 47 | $ 5,638 | | 1 |
| **Land Development** | | | | | |
| International | 5,037 | - | 5,037 | 7.2% | 1 |
| | $ 5,037 | $ - | $ 5,037 | | 1 |
| **Total** | $ 204,016 | $ 11,020 | $ 215,036 | | 23 |

## SUMMARY

| | Net cash invested | Cumulative earnings (loss) | Carrying value | Number of investments |
|---|---|---|---|---|
| New York City SMSA | $ 148,485 | $ 4,749 | $ 153,234 | 14 |
| All other U.S. areas | 37,397 | 9,008 | 46,405 | 6 |
| International | 18,134 | (2,737) | 15,397 | 3 |
| | $ 204,016 | $ 11,020 | $ 215,036 | 23 |

*(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations - located on page 59 of Vector Group Ltd.'s Form 10-Q for the quarterly period ended September 30, 2015 (Commission File Number 1-5759).*

13

FINANCIAL DATA

$21 $51 $40 $29 $186 $199 $211 $236 2012 2013 2014 LTM 9/30/15 PRO-FORMA HISTORICAL FINANCIAL DATA $389 $483 $563 $627 $1,085 $1,014 $1,021 $1,019 2012 2013 2014 LTM 9/30/15 15 $9 $1,474 $1,498 $1,646 $1,593 Real Estate E-cigarettes Tobacco Corporate & Other Pro-Forma Adjusted Revenues(1) Pro-Forma Adjusted EBITDA(1) $193 $236 $242 $228 (1) Vector’s revenues for the periods presented were $1.096B, $1.080B, $1.591B and $1.644B, respectively. Vector’s Net income for the periods presented was $30.6M, $38.9M, $37.0M and $62.6M, respectively Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to the Company’s Current Report on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2) and November 2, 2015 (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. ($13) ($14) ($13) ($10) ($10) ($13) Real Estate E-cigarettes Tobacco Corporate & Other (Dollars in millions)

Vector Group Ltd. 100.0 112.1 143.4 112.5 135.4 192.7 227.0 219.3 279.5 411.4 477.3 S&P 500 100.0 115.8 122.2 77.0 97.4 112.0 114.4 132.7 175.6 199.7 193.9 S&P MidCap 100.0 110.3 119.1 76.0 104.3 132.1 129.8 152.9 204.1 224.0 220.7 NYSE ARCA Tobacco 100.0 140.2 154.2 123.0 173.7 207.4 243.9 289.5 319.0 317.0 375.0 Dow Jones Real Estate Total Return 100.0 135.5 110.9 66.5 86.9 110.4 117.1 139.2 141.6 180.2 168.9 HISTORICAL STOCK PERFORMANCE 16 Note: The graph above compares the total annual return of Vector’s Common Stock, the S&P 500 Index, the S&P MidCap 400 Index, the NYSE ARCA Tobacco Index and the Dow Jones Real Estate Total Return for the period from December 31, 2005 through October 31, 2015. The graph assumes that all dividends and distributions were reinvested. Source: Bloomberg LP Value of $100 Invested – December 31, 2005 -100% 0% 100% 200% 300% 400% 500% Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 418.6% 301.4% 125.6% 105.1% 82.4% C u m u la ti ve R e tu rn Vector Group Ltd. S&P 500 S&P MidCap NYSE ARCA Tobacco Dow Jones Real Estate Total Return Nov-15